EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Quarterly Report on Form 10-QSB for the Quarter Ended September 30, 2007 (the "Report") by New Motion, Inc. ("Registrant"), each of the undersigned hereby certifies that:

1.	to the best of our knowledge, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	to the best of our knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

Date: November 14, 2007	/s/ Burton Katz
Burton Katz
Chief Executive Officer

Date: November 14, 2007	/s/ Allan Legator
Allan Legator
Chief Financial Officer